SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2002

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                 (State or other jurisdiction of incorporation)

                   0-14841                          22-2476703
          (Commission File Number)       (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
                    (Address of Principal Executive Offices)

                  Registrant's telephone number (609) 386-2500

ITEM 5. OTHER EVENTS

            On October 25, 2002, Franklin Electronic Publishers, Incorporated announced that it had settled its patent arbitration against the Seiko Instruments Inc. Group ("Seiko") and that Franklin had entered into a Patent Cross Licensing Agreement with Seiko and its American subsidiaries with respect to certain patents relating to handheld electronic reference products.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            99.1  Press release dated October 25, 2002.

                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           FRANKLIN ELECTRONIC PUBLISHERS,
                                           INCORPORATED


                                           By:  /s/ Gregory J. Winsky
                                              ----------------------------------
                                              Name:  Gregory J. Winsky
                                              Title: Executive Vice President

Date: October 25, 2002